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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 28, 2003
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

    99.1         Certification of Chief Executive Officer dated March 26, 2003.

    99.2         Certification of Chief Financial Officer dated March 26, 2003.




ITEM 9.  REGULATION FD DISCLOSURE

         On March 28, 2003, each of the Chief Executive Officer, Salomon Levis, and Chief Financial Officer, Richard F. Bonini, of Doral Financial Corporation submitted to the SEC certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of each of these statements is attached hereto as an Exhibit
(99.1 and 99.2).



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:       /s/ Ricardo Melendez
                                                 -------------------------------
                                                        Ricardo Melendez
                                                    Executive Vice President
                                                  and Chief Accounting Officer


Date: March 31, 2003



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